Prepaid gold interests and investments	12 Months Ended
Dec. 31, 2024
Disclosure of financial assets [abstract]
Prepaid gold interests and investments

11. Prepaid gold interests and investments

11a. Prepaid gold interests

As at December 31	2024	2023
Auramet	$46,082	$40,248
Steppe Gold	3,457	—
Total prepaid gold interests	49,539	40,248
Current portion	14,252	7,699
Non-current portion	$35,287	$32,549

For the year ended December 31, 2024, the Company recognized a gain of $14.3 million (2023: $4.6 million), as a result of changes in fair value of prepaid gold interests and other related instruments.

Auramet

On January 19, 2023, as part of the Maverix acquisition, the Company acquired a prepaid gold interest with Auramet. The contract requires Auramet to deliver 1,250 ounces of gold to Triple Flag per quarter. Triple Flag is required to make ongoing cash payments equal to 16% of the spot gold price for each gold ounce delivered. On September 27, 2031, and after 50,000 ounces of gold have been delivered, Auramet shall have the option to terminate the prepaid interest agreement for a cash payment of $5.0 million, less certain cash flows related to the gold deliveries. The Auramet Prepaid Gold Interest is accounted for as a financial asset at fair value through profit or loss. The remaining contractual ounces to be delivered as of December 31, 2024, are 32,500 ounces of gold. The Prepaid Gold Interest is classified as level 3 of the fair value hierarchy.

Steppe Gold

On March 15, 2024, Triple Flag and Steppe Gold Ltd. (“Steppe Gold”) agreed to amend and restate the Steppe Gold Prepaid Gold Interest Agreement such that the Company made a further cash payment of $5.0 million in exchange for delivery of 2,650 ounces of gold. The Steppe Gold Prepaid Gold Interest is accounted for as a financial asset at fair value through profit or loss and is classified as level 3 of the fair value hierarchy.

On February 13, 2025, Triple Flag received a delivery of 1,000 ounces of gold under the Prepaid Gold Interest Agreement. The fair value of the prepaid gold interest as at December 31, 2024, was estimated taking into consideration the credit risk related to the financial asset.

11b. Investments

Investments comprise equity interests and warrants in publicly traded and private companies and have been recorded at fair value. The fair value of public equity investments is classified as level 1 of the fair value hierarchy, as the primary valuation inputs used are quoted prices in active markets. The fair value of private equity investments is classified as level 3, as the relevant observable inputs are not available.  The fair value of the level 1 investments is $1.4 million (2023: $4.6 million) and the fair value of the level 3 investments is $1.6 million (2023: $1.6 million).

For the year ended December 31, 2024, the Company recognized a loss of $1.5 million (2023: $3.2 million), as a result of changes in fair value of investments.

Triple Flag disposed of various equity investments during the year ended December 31, 2024, for cash proceeds of $3.1 million (2023: $nil).